Exhibit 99.3

INTERSTATE HOTELS & RESORTS, INC.
CERTIFICATION PURSAUNT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interstate Hotels & Resorts, Inc., (the “Registrant”) on Form 10-Q for the period ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Calder Chief, Accounting Officer of Interstate Hotels & Resorts, Inc., certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 that:

1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ James A. Calder
James A. Calder
Chief Accounting Officer
August 14, 2002

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